Statement Under Oath of Principal Executive Officer and Principal
              Financial Officer Regarding Facts and Circumstances
                        Relating to Exchange Act Filings


I, Kenneth J. Martin, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Wyeth, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 29, 2002 of Wyeth;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Wyeth filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

                                           Subscribed and sworn
                                           to before me this
                                           8th day of
                                           August, 2002.
/s/ Kenneth J. Martin
Kenneth J. Martin
Date: August 8, 2002
                                           /s/ Garrett L. Stackman
                                           Notary Public
                                           My Commission Expires: 9/20/2004